UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to Rule 14a-12

INTERVIDEO, INC.

(Name of Registrant as Specified In Its Charter)

COREL CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Filed by Corel Corporation
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: InterVideo, Inc.
Commission File No.: 000-49809
Randy Eisenbach, Chief Operating Officer of Corel Corporation, gave a presentation on the proposed transaction with InterVideo, Inc. (#147;InterVideo#148;) to employees of InterVideo in Taiwan. The slides for the presentation follow.

+ A Winning Combination August 31, 2006 Randy Eisenbach Chief Operating Officer

In connection with the merger, InterVideo will file a proxy statement and other relevant documents concerning the transaction with the SEC. Stockholders of InterVideo are urged to read the proxy statement and any other relevant documents when they become available because they contain important information. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting InterVideo Investor Relations, InterVideo, Inc., 46430 Fremont Blvd. Fremont, CA 94538, USA, telephone: (510) 651-0888. In addition, documents filed with the SEC by InterVideo are available free of charge at the SEC’s web site at www.sec.gov. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of InterVideo in connection with the transaction, and their interests in the solicitation, will be set forth in the proxy materials to be filed by InterVideo with the SEC.

Corel Snapshot ! Leading global software company ! Award-winning product portfolio ! More than 40 million users ! Distribution in over 75 countries ! Disciplined strategy to drive growth ! Strong financial returns

Company Timeline

- **1985:** Corel founded
- **1989:** Corel completes first IPO; releases flagship CorelDRAW
- **1996:** Corel purchases WordPerfect from Novell
- **2003:** Vector Capital takes Corel private
- **2004:** Restructuring returns company to profitability
- **2004:** Corel acquires Jasc Software
- **2005:** Corel completes Jasc integration; releases Paint Shop Pro X
- **2006:** Corel completes IPO and acquires WinZip
- **2006**: Corel announces intention to acquire InterVideo

4
COREL

Strong Financial Returns Revenue Adjusted EBITDA $164 M $112 M $88 M $109 M $80 M $49 M $32 M $28 M 30% $25 M 29% 32% 31% ($17 M) 6 mths. 2003 2004 2005 2005 2006 For a reconciliation of Adjusted EBITDA to cash flow provided by (used in) operating activities, please refer to Corel’s SEC filings posted on www.sec.gov or on our website at investor.corel.com . 5

Corel’s Product Portfolio Global Portfolio Extended Through Acquisitions (Oct. 2004) (Jan. 2005) (Aug. 2006) ! Full featured, easy to learn & ! Extend product portfolio use, compatible through acquisition ! Generally priced 30-60% below ! Improve customer experience other vendors ! Leverage global channels to ! Customer focused innovation expand distribution 6

Great Products Built with Customers in Mind

Productivity Product Line

- **WordPerfect Office Suite: #1 alternative to Microsoft Office**
  - Includes: WordPerfect, Quattro Pro, Presentations, WordPerfect Mail
  - Large, loyal user base
    - Strong value proposition for consumers and small businesses


WordPerfect
OFFICE X3

- **WinZip: World's most popular compression utility**
  - Over 600,000 downloads per week
  - Consistently rated one of the most popular downloads on CNET's download.com

- **iGrafx: Business Process Analysis**
  - Includes Enterprise Central, Flowcharter, Process for Six Sigma etc.
  - Enterprise customer base from across all industries including: NASA, Nike, Vodafone, Citigroup, DuPont etc.


iGrafx

7 COREL

Great Products Built with Customers in Mind Graphics & Digital Imaging Product Line P CorelDRAW Graphics Suite < Includes: CorelDRAW, PHOTO-PAINT, CAPTURE, CorelTRACE < An industry leader in vector illustration < #1 or #2 in every major market & used across multiple industries P Corel Painter < The world’s #1 natural media painting and illustration software P CorelDESIGNER < Ideal software for creating high-end technical graphics and documentation. P Paint Shop Pro < Advanced digital image editing — Photo organizing and sharing with Corel Photo Album 8

Great People Corel Employees are... P Passionate about our products P Committed to serving our customers and partners P Believe in the success of the company P Entrepreneurial P Collaborative and collegial P Embrace innovation P Proud of their work and accomplishments P Excited about the future P Located around the world 9

Corel and InterVideo: Combined Strength P Shared Vision < Provide complete solutions to OEMs and end-users P Powerful Market Presence < Deliver industry’s broadest portfolio of digital media software < Corel portfolio enhanced with award-winning InterVideo and Ulead brands P Global Distribution & Market Synergies < Strong emphasis on OEM and eStore channels 10

Broadening OEM Distribution P InterVideo < Major OEMs: Toshiba, HP, Lenovo, NEC, Fujitsu, Sony, Dell < Deep relationships with Japanese OEMs P Corel < Major OEMs: Dell, Lenovo, HP, Sony, NEC, Toshiba < 75 other OEM partnerships — Lexar, CVS, CA < Deep relationships with Dell, HP P Combined Opportunities < Coverage of Top PC Manufacturers in US and Japan < Build deep relationships with more OEMs on a WW basis < More revenue and more products with each OEM < Engineering, Sales & Marketing Strength 11

Driving Geographic Expansion Corel Revenue by Geography InterVideo Revenue by Geography* (2005) 7% Americas 47% Americas 63% EMEA 30% EMEA 43% APAC APAC 10% P Leverage geographic knowledge and strength to drive global expansion *Estimates based IVII June 6 Analyst Presentation 12

Corel and InterVideo: A Winning Combination P Creates Industry’s Broadest Portfolio of Digital Media Software P Expands Distribution Channels for Award Winning Corel, InterVideo & Ulead Brands P Increases Global Reach across APAC, EMEA, and the Americas + 13

Next Steps: Integration Planning Begins

Listen. Learn. Collaborate

- **Formation of Integration Project Team**
  - Team comprised of Corel, InterVideo, Ulead representatives
  - Mandate: To work collaboratively to ensure that all business areas are thoroughly analyzed and recommendations built that support the successful integration of the InterVideo business into Corel operations
- **Discovery Phase: Listen. Learn. Collaborate**
  - Product synergies
  - Distribution channels
  - Geographic knowledge and reach
  - Customer base
  - Organizational synergies
- **Together set priorities for next steps**

14

COREL

First 90 Days September PEstablish Integration Project Team PIntegration Planning Kickoff PDiscovery Process Begins October PDiscovery Process Continues PPlan Development Underway November PExecutive Steering Committee reviews Project Team recommendations 15

+ A Winning Combination Thank You!

Forward-Looking Statements:
This document release includes forward-looking statements that are based on certain assumptions and reflect our current expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Such risks include the risk that the proposed transaction may not be completed in a timely manner, if at all, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers and other risks, some of which are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption Risk Factors and elsewhere, including, without limitation, Corel’s Prospectus dated April 25, 2006 and InterVideo’s 10-Q for the quarter ended June 30, 2006. Copies of Corel’s and InterVideo’s filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Corel and InterVideo undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this document except as required by law.
Additional Information About the Proposed Transaction:
In connection with the merger, InterVideo will file a proxy statement and other relevant documents concerning the transaction with the SEC. Stockholders of InterVideo are urged to read the proxy statement and any other relevant documents when they become available because they contain important information. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting InterVideo Investor Relations, InterVideo, Inc., 46430 Fremont Blvd. Fremont, CA 94538, USA, telephone: (510) 651-0888. In addition, documents filed with the SEC by InterVideo are available free of charge at the SEC’s web site at www.sec.gov.
Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of InterVideo in connection with the transaction, and their interests in the solicitation, will be set forth in the proxy materials to be filed by InterVideo with the SEC.